INDEXIQ TRUST

(the “Trust”)

IQ Hedge Multi-Strategy Plus Fund

(the “Fund”)

Supplement dated June 11, 2018 (“Supplement”)

to the Summary Prospectus, Prospectus and

Statement of Additional Information, each dated August 29, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

On June 8, 2018, the Board of Trustees (“Board”) of IndexIQ Trust, upon the recommendation of IndexIQ Advisors LLC, the Fund’s advisor (“Advisor”), approved a proposal to liquidate the Fund pursuant to the terms of a plan of liquidation. The Advisor believes that it is in the best interests of the Fund and the Fund’s shareholders for the Fund’s business and operations not to continue, and, after considering all of the information presented to it, the Board concluded that it would be in the best interest of the Fund and its shareholders to liquidate and terminate the Fund. The Fund will be liquidated on or about August 7, 2018 (“Liquidation Date”).

In connection with the liquidation, the Board approved the closure of the Fund to all new investors as of June 11, 2018 and any applicable contingent deferred sales charges will be waived for shareholders. Investors in the Fund on June 11, 2018 may continue to purchase shares of the Fund. However, the Board approved the closure of the Fund to purchases by existing shareholders effective July 24, 2018. These dates may be changed without notice at the discretion of the Fund’s officers.

Following the closure of the Fund, the Advisor will engage in business and activities for the purposes of winding down the Fund’s business affairs and transitioning the Fund’s portfolio to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Prospectus. This is likely to impact Fund performance. Those shareholders who remain invested in the Fund following the closure of the Fund may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

Prior to the Liquidation Date, shareholders of the Fund may:

•	Remain invested in the Fund; or
•	Redeem their shares at any time in the manner described in the Prospectus.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the shareholder’s proportionate interest in the net assets of the Fund as of that date after the Fund has paid or provided for all of its charges, taxes expenses and liabilities. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income. Once the distributions are complete, the Fund will terminate.

Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. In addition, shareholders who hold shares of the Fund may receive a final distribution of net income and capital gains earned by the Fund and not previously distributed prior to liquidation. Shareholders should consult their tax advisers regarding the tax treatment of the liquidations.

Effective on the Liquidation Date, all references to the Fund in the Prospectus and Statement of Additional Information are hereby deleted.

Investors Should Retain This Supplement for Future Reference

MEIQH16d-06/18